SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Esoterica Thematic Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

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Esoterica Thematic Trust

675 W. 59th St., Suite 903

New York, New York 10069

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 18, 2022

Dear Shareholders:

The Board of Trustees of Esoterica Thematic Trust, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), has called a special meeting of the shareholders of the Esoterica NextG Economy ETF (the “Fund”), the sole series of the Trust, to be held at the offices of the Trust's legal counsel, Thompson Hine LLP, 312 Walnut Street, 20th Floor, Cincinnati, OH 45202, on March 18, 2022, at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, for the following purposes:

1. To elect John Hyland, Laura DeMarco and Michael Kim to the Board of Trustees.

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on January 24, 2022, are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

The Board of Trustees of the Trust unanimously recommends that you cast your vote "FOR" the election of the Board of Trustee Nominees, as described in the Proxy Statement.

By Order of the Board of Trustees

/s/ Qindong (Bruce) Liu

Qindong (Bruce) Liu

President

February 3, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 18, 2022

A copy of the Notice of Shareholder Meeting, the Proxy Statement, Proxy Voting Ballot are available by visiting https://vote.proxyonline.com/esoterica/docs/2022.pdf.

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy card and return it promptly in the accompanying envelope, or vote via the toll free number as indicated on your proxy card or voting instruction form, or via the internet voting address https://vote.proxyonline.com/esoterica/docs/2022.pdf as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Esoterica Thematic Trust

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 18, 2022

INTRODUCTION

The Board of Trustees of Esoterica Thematic Trust, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), has called a special meeting of the shareholders of the Esoterica NextG Economy ETF (the “Fund”), a series of the Trust. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of the Trust for use at the special meeting of shareholders of the Trust (the "Meeting") to be held at the offices of the Trust's legal counsel, Thompson Hine LLP, 312 Walnut Street, 20th Floor, Cincinnati, OH 45202, on March 18, 2022, at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. The mailing to shareholders of the Notice of Meeting, Proxy Statement, and accompanying Proxy Voting Ballot will commence on or about February 9, 2022.

The Meeting has been called by the Board for the following purposes:

1.	To elect John Hyland, Laura DeMarco and Michael Kim to the Board.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on January 24, 2022, (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual report and semi-annual report, including financial statements and schedules, are available at no charge by sending a written request to the Trust, c/o Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, by calling the Fund toll-free at (866) 979-1710 or, by visiting www.esotericacap.com.

PROPOSAL 1

ELECTION OF TRUSTEES

In this Proposal, shareholders are being asked to elect John Hyland, Laura DeMarco and Michael Kim (each a “Nominee” and together the "Nominees") to the Board for an indefinite term. Each Nominee has agreed to serve on the Board for an indefinite term. The Trust is not required, and does not intend, to hold annual shareholder meetings for the election or re-election of Trustees. As a result, if elected, each Trustee will serve indefinitely until their successors are duly elected and qualified, or until they resign or are removed.

John Hyland is an incumbent Trustee and was appointed by the Board on March 31, 2021. The Investment Company Act of 1940, as amended, (the "1940 Act") requires a majority of the Trustees of the Trust to have been elected by shareholders. Therefore, the Trustees are taking this opportunity to obtain shareholder approval of Mr. Hyland as Trustee. If shareholders do not elect Mr. Hyland, he will continue to serve in his current capacity pursuant to his previous appointment to the Board. Laura DeMarco was nominated by the Board on January 14, 2022 and Michael Kim was nominated by the Board on January 24, 2022, both nominations subject to shareholder approval.

To properly seat the Nominees and to facilitate current and future compliance with the requirements of the 1940 Act, the Board now proposes to have shareholders elect John Hyland, Laura DeMarco and Michael Kim to serve as Trustees. The Nominees will each serve as non-interested person Trustees of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as an "Independent Trustee"). If elected, Laura DeMarco and Michael Kim will assume office on or about April 8, 2022.

The Board recommends that John Hyland, Laura DeMarco and Michael Kim be elected to serve as Trustees.

Information about the Incumbent Trustee and Trustee Nominees

Incumbent Trustee Standing For Election

John Hyland, CFA, was appointed by the Board to serve as Trustee of the Trust on March 31, 2021. Mr. Hyland serves as the chairman of the Board and chairman of the Board’s Audit Committee. Mr. Hyland is a 35-year veteran of the mutual fund and exchange traded fund (“ETF”) industry with extensive experience in portfolio management, securities research and new product development. Mr. Hyland has extensive experience in the development of innovative ETFs, particularly within non-traditional asset classes such as energy commodities, diversified commodity baskets and cryptocurrencies. Mr. Hyland currently serves on the board of directors of a $30 billion mutual fund manager. He is a graduate of the University of California, Berkeley. Mr. Hyland’s extensive experience in the mutual fund and ETF industry adds depth and understanding to the Board’s consideration of the Trustee's obligations to the Trust and shareholders.

Nominee Independent Trustees

Laura DeMarco possesses what the Board believes are unique experiences, qualifications and skills valuable to the Trust. Ms. DeMarco is an experienced board member and senior investment management executive with over 30 years of industry experience. She is also an entrepreneur whose marketing, client service, and product development skills have contributed to the successful launch and development of two investment firms, Nicholas-Applegate Capital Management (now part of Allianz Global Investors) and Nicholas Investment Partners. As a partner with leadership roles in marketing and client service at both firms for 31 years, she worked with public and corporate pension funds, insurance, financial services, sub-advisory, endowment, foundation, Taft-Hartley and family office clients and their investment consultants. Ms. DeMarco’s business, investment and fiduciary expertise is recognized in being selected for leadership roles on boards of directors. She served on the Executive and Audit Committees, and as Secretary of the San Diego County Employees Retirement Association; as Vice Chair of the Investment Committee of the YMCA of San Diego County; as Founding Chair of the Del Mar Foundation Investment Advisory Committee; as Executive, Finance and Investment Committee Member and Treasurer of the San Diego Historical Society; and as Investment, Development, and Collections Committee Member of the San Diego Museum of Art. Ms. DeMarco received a B.A. in political science from the University of San Diego. The Board believes Ms. DeMarco’s experience and expertise in the investment industry and as a director makes her highly qualified to serve as a Trustee.

Michael Kim also possesses what the Board believes are unique experiences, qualifications and skills valuable to the Trust. Mr. Kim currently serves as the Founder of Heine & Kim Fiduciary Partners and as an Adviser for Applied Academics. From 2014 through 2018, Mr. Kim served as Executive Director and General Counsel of UBS Hedge Fund Solutions LLC (formerly, UBS Alternative and Quantitative Investments LLC). As General Counsel, he was primarily responsible for all legal matters within the UBS Hedge Fund Solutions management team and new product structuring. He has extensive knowledge and understanding of complex regulations and their implementation including the Investment Advisers Act, Investment Company Act, ERISA, Volcker, AIFMD, CEA, BHCA, US securities laws, broker/dealer and cross border regulations. Mr. Kim holds a Bachelor of Arts degree from The Johns Hopkins University and a JD from the George Washington Law School and he is admitted to practice law in the State of New York. The Board believes Mr. Kim's experience and expertise in investment regulation adds a significant resource to the Board that will benefit the Trust and shareholders.

Additional information about the current Trustees and the Nominees, including their address (unless otherwise noted, the address of each Trustee and Officer is c/o Esoterica Thematic Trust, 675 W. 59th St., Suite 903, New York, New York 10069), age (as indicated by year of birth), principal occupation, and other directorships held, is set forth in the following table:

Current Independent Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held by Trustee During Past Five Years
John Hyland, 1959	Trustee	Indefinite/Since March 2021	Director, Matthews International Capital Management LLC (an investment advisory firm) (2018 – present); Global Head of Listed Securities, Bitwise Asset Management, Inc. (an investment advisory firm) (2018-2019); CEO/Chairman, PointBreak ETF Trust (an investment management company) (2015-2017).	1	PointBreak ETF Trust (Dec. 2015 – Dec. 2017)
Ed McRedmond, 1960	Trustee	Indefinite/Since October 2019	Founder, etfEd Advisory (an ETF consulting company) (2016-Present); Senior VP, Invesco Powershares Capital Management (an investment advisory firm) (2005-2016).	1	None
1.	The address for each Trustee and officer is c/o Esoterica Thematic Trust, 675 W. 59th St., Suite 903, New York, New York 10069.

2.	Each Trustee serves until resignation, death, retirement, or removal.

Nominee Independent Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held by Trustee During Past Five Years
Laura DeMarco, 1961	None	N/A	Partner, Client Service & Marketing, Nicholas Investment Partners, (an investment management company) (2007-2020).	0	None
Michael Kim, 1971	None	N/A	Founder, Heine & Kim Fiduciary Partners (fiduciary services) (2019 – present); Adviser, Applied Academics (investment research) (2019 – present); Executive Director and General Counsel, UBS Hedge Fund Solutions LLC (investment management) (2014-2018).	0	None
1.	The address for each Trustee and officer is c/o Esoterica Thematic Trust, 675 W. 59th St., Suite 903, New York, New York 10069.

Current Officers of the Trust

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years
Qindong (Bruce) Liu 1979	President, Chief Executive Officer and Principal Executive Officer	Chief Executive Officer Since March 2021; President since September 2021.	Chief Executive Officer & Chief Investment Officer, Esoterica Capital LLC (2019 – present); Chairman & Chief Compliance Officer, Esoterica Capital LLC (2021 – present); Portfolio Manager, Phase Capital LP (an asset management company) (2017 – 2019); Equity Strategist, WisdomTree Investments (an asset management company) (2015 – 2017); Research Analyst, Sanford C. Bernstein & Co., LLC (broker-dealer) (2013 – 2015).
Monique Labbe, 1973	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since October 2019	Senior Director, Foreside Fund Officer Services, LLC (a fund and advisory services company) (2014-Present).
Nancy J. Tyminski, 1962	Chief Compliance Officer/AML Officer	Since October 2019	CCO, Foreside Fund Officer Services, LLC (a fund and advisory services company) (2019 to present), Senior Due Diligence Officer, Foreside Financial Group, LLC (a fund and advisory services company) (2015-2019), Deputy Chief Compliance Officer, PNC Funds, PNC Bank, N.A. (a bank) (2011-2015).
Diana Wang, 1988	Secretary	Since October 2019	COO, Esoterica Capital LLC (2019 – present); Vice President, U.S. Operations, Facing East Entertainment (HK) Ltd., (a production and financing company) (2016-2018); Vice President, Acquisitions, Triple Star Realty (a real estate services company) (2014-2016).

1.	The address for each officer is c/o Esoterica Thematic Trust, 675 W. 59th St., Suite 903, New York, New York 10069.

2.	Officers are elected annually by the Trustees.

Board Leadership Structure

The Board consists of two Trustees, both of whom are Independent Trustees. John Hyland serves as the chairman of the Board. The Board is responsible for overseeing the management and operations of the Trust, including the general oversight of the duties and responsibilities performed by the Fund’s adviser, sub-adviser and other service providers to the Trust. The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, adviser or sub-adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Fund’s adviser and sub-adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report. From their review of these reports and discussions with the Fund’s adviser and sub-adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

Board Risk Oversight

The Board is comprised of two Independent Trustees with a standing independent Audit Committee. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, as necessary. The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. John Hyland serves as the chairman of the Audit Committee. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee

The Board has an Audit Committee consisting of two Trustees, both of whom are Independent Trustees. John Hyland has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.

Trustee and Nominee Ownership

The following table indicates the dollar range of equity securities that any Trustee or Nominee beneficially owned in the Fund as of the Record Date. The Trust's officers held no shares of the Fund as of the Record Date.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Trust
John Hyland	$10,001 - $50,000	$10,001 - $50,000
Ed McRedmond	None	None
Laura DeMarco	$1 - $10,000	$1 - $10,000
Michael Kim	$0	$0

Compensation

Independent Trustees are paid an annual retainer of $10,000 and reimbursement for any out-of-pocket expenses. The Chairman of the Audit Committee is paid an additional annual retainer of $2,000. Any "interested persons" of the Trust receive no Board member compensation from the Fund. The table below details the amount of compensation received by the Trustees from the Trust for the fiscal year ended October 31, 2021. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Trustees
John Hyland	$9,000	N/A	N/A	$9,000
Ed McRedmond	$10,000	N/A	N/A	$10,000

OTHER INFORMATION

Operation of the Fund

The Trust is an open-end management investment company. The Trust currently consists of one investment portfolio, the Fund. The Fund is a non-diversified management investment company under the 1940 Act. The Fund is actively managed. The Trust was organized as a Delaware statutory trust on July 2, 2019. The Fund offers and issues shares at their net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). The Fund generally offers, and issues shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on the Cboe BZX Exchange, Inc. (“CBOE”) and trade on the CBOE at market prices that may differ from the shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Fund generally consists of 25,000 shares, though this may change from time to time. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

The Trust's principal office is located at 675 W. 59th St., Suite 903, New York, New York 10069; and its phone number is 860-543-3942. The Board supervises the business activities of the Trust. The Trust retains various organizations to perform specialized services. The Trust retains Esoterica Capital LLC, located at 675 W. 59th St., Suite 903, New York, New York, 10069, as the Fund’s investment adviser and Vident Investment Advisory, LLC, located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, GA 30009, as the Fund’s trading sub-adviser. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110, provides the Trust with administration, transfer agent and custodian services.

The Proxy

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposal(s) to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the election of the proposed Nominees, for adjournment if needed, and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of the Trust at Esoterica Thematic Trust c/o Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110 revoking the proxy, or (3) attending and voting in person at the Meeting.

Voting Securities and Voting

As of the Record Date, there were 675,754 shares of beneficial interest of the Fund were issued and outstanding. Thirty-three and one-third percent (33-1/3%) of the shares present in person or represented by proxy and entitled to vote shall constitute a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if other matters arise requiring shareholder attention, the persons named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxy will vote for one or more adjournments of the Meeting to permit further solicitation of proxies.

All shareholders of the Fund on the Record Date are entitled to vote at the Meeting on Proposal 1. Shareholders of record (as of the Record Date) of each share shall be entitled to one vote for each full share, and a fractional vote for each fractional share. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter. There are no dissenters’ rights of appraisal in connection with any shareholder vote to be taken at the Meeting.

Trustees shall be elected by a plurality of the votes cast at the Meeting at which a quorum is present. Other matters to be considered (if any) may require a majority vote of the outstanding shares of the Trust. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Trust means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Trust are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Trust, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Trust represented at the meeting, but they are not affirmative votes for Proposal 1. Because Trustees are elected by a plurality, non-votes and abstentions will have no effect on Proposal 1.

Security Ownership of Management and Certain Beneficial Owners

Shareholders owning more than 25% of the shares of the Fund who have the power to vote those shares are presumed to "control" the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can generally determine the outcome of any proposal submitted to the shareholders of that Fund for approval. As of the Record Date, the Trust is not aware of any controlling shareholder or shareholders on the Fund or Trust-level basis. To the best knowledge of the Trust, as of the Record Date, there were no beneficial owners of more than 5% of the total outstanding shares or voting power of the Fund, except as noted below. As of the Record Date, the Trustees and officers as a group owned less than 1% of the Fund's shares.

The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. As of the Record Date, the Trust does not have information regarding the record or beneficial ownership of share of the Fund held in the names of DTC participants.

Shareholder Proposals

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to the Trust's Secretary.

Cost of Solicitation

The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of proxies will be borne by the Trust. The estimated cost of these services is anticipated to total between $17,500 and $20,000. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Trust of whom they have knowledge, and the Fund will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and the investment adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

Other Matters

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

Communications with the Board

The Board believes that it is important for shareholders to have a process to send communications to the Board. Accordingly, a shareholder of the Fund wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (a) the name and address of the shareholder; (b) the number of shares of the Fund owned by the shareholder; and (c) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, Esoterica Thematic Trust, c/o Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110.

Proxy Delivery

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, write Esoterica Thematic Trust at c/o Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, or call the Trust toll-free at (866) 979-1710.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 18, 2021.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available by visiting https://vote.proxyonline.com/esoterica/docs/2022.pdf.

If you have any questions before you vote, please call the Trust's proxy solicitor, AST Fund Solutions at 1-866-751-6313. Representatives are available Monday through Friday 9 a.m. to 5 p.m., Eastern Time to answer your questions about the proxy material or about how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

By Order of the Board of Trustees

/s/ Qindong (Bruce) Liu

Qindong (Bruce) Liu

President

February 3, 2022

Esoterica Thematic Trust

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SAMPLE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-866-751-6313 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER 123456789012

Esoterica NextG Economy ETF

a series of Esoterica Thematic Trust

The undersigned, revoking all Proxies heretofore given, hereby appoints Qindong (Bruce) Liu, and Wenjie Chen as Proxy of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Esoterica NextG Economy ETF (the "Fund"), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Eastern Time, on March 18, 2022 at the offices of Thompson Hine LLP, 312 Walnut Street, 20th Floor, Cincinnati, OH 45202.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-751-6313**. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.**

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 18, 2022. The proxy statement for this meeting is available at: https://vote.proxyonline.com/esoterica/docs/2022.pdf

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[PROXY ID NUMBER HERE] [BAR CODE HERE]
[CUSIP HERE]

Esoterica NextG Economy ETF

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

1. Election of Trustees	FOR	WITHHOLD
1a. John Hyland	○	○
1b. Laura DeMarco	○	○
1c. Michael Kim	○	○

[PROXY ID NUMBER HERE] [BAR CODE HERE]

[CUSIP HERE]